UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2012

JAMESON STANFORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54405	27-0585702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18124 Wedge Pkwy, Ste. 1050
Reno, NV 89511
(Address of Principal Executive Offices, including zip code)

(775) 851-7397
(Registrant’s telephone number, including area code)

MYOTHERCOUNTRYCLUB.COM
18124 Wedge Pkwy, Ste. 1050, Reno, NV 89511
 (Former name, former address, if changed since last report)

Copies of Communications to:
Stoecklein Law Group, LLP
Columbia Center
401 West A Street
Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

On April 27, 2012 the Board of Directors of the Company authorized a seven (7) to one (1) forward split of all outstanding common shares and a corresponding forward increase in the Company’s authorized common stock pursuant to Section 78.209 of the Nevada Revised Statutes.

The effect of the forward split was to increase the number of the Company’s common shares issued and outstanding from 8,400,000 to 58,800,000 and to increase the Company’s authorized common shares from 50,000,000 shares par value $0.001 to 350,000,000 shares par value $0.001.

The forward split of the Company’s issued and outstanding common shares is payable upon surrender of existing certificates to the Company’s transfer agent

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
3i(c)	Certificate of Change – Dated May 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMESON STANFORD RESOURCES CORPORATION

By:/S/ Michael Smith
Michael Smith, Chief Executive Officer

Date:  May 8, 2012